                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of January 25, 2006, between German American Capital Corporation, as seller (the "Mortgage Loan Seller" or "GACC") and GMAC Commercial Mortgage
Securities, Inc., as purchaser (the "Purchaser").

     The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (each, a "Mortgage Loan" and collectively, the "Mortgage Loans")
identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan
Schedule"). Certain other multifamily and commercial mortgage loans (the "Other
Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial
Mortgage Corporation ("GMACCM"), pursuant to, and for the consideration described in, the mortgage loan purchase agreement, dated as of January 25,
2006, between the Purchaser and GMACCM (the "GMACCM Mortgage Loan Purchase
Agreement"), (ii) GACC, pursuant to, and for the consideration described in, an additional and separate mortgage loan purchase agreement, dated as of January
25, 2006 between the Purchaser and GACC (the "CWCapital/GACC Mortgage Loan
Purchase Agreement) and (iii) Morgan Stanley Mortgage Capital Inc. ("MSMC"),
pursuant to, and for the consideration described in, the Mortgage Loan Purchase
Agreement, dated as of January 25, 2006, between the Purchaser and MSMC (the
"MSMC Mortgage Loan Purchase Agreement"). The Mortgage Loan Seller, GMACCM and
MSMC are collectively referred to as the "Mortgage Loan Sellers."

     It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the
Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the
Certificates will be rated by Fitch Ratings, Inc. and Standard & Poor's Ratings
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies"). Certain classes of the Certificates (the "Registered Certificates")
will be registered under the Securities Act of 1933, as amended (the "Securities
Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of January 1, 2006
(the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC
Commercial Mortgage Corporation, as master servicer (in such capacity, the
"Master Servicer") and serviced whole loan paying agent, CWCapital Asset
Management, LLC, as special servicer (in such capacity, the "Special Servicer")
and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and
Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-1A, Class A-1D, Class
A-2, Class A-3, Class A-4, Class XP, Class A-M, Class A-J, Class B, Class C,
Class D and Class E Certificates to Deutsche Bank Securities Inc., Morgan
Stanley & Co. Incorporated and GMAC Commercial Holding Capital Markets Corp.
(together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the
Class XC, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class
N, Class O, Class P, Class Q, Class S, Class FNB-1, Class FNB-2, Class FNB-3,
Class FNB-4,

Class FNB-5 and Class FNB-6 Certificates to Deutsche Bank Securities Inc. and
Morgan Stanley & Co. Incorporated (in such capacity, each an "Initial
Purchaser"), pursuant to a certificate purchase agreement, dated the date hereof
(the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class
R-L, Class R-I, Class R-II and Class R-III Certificates to a Qualified
Institutional Buyer. The Class XC, Class F, Class G, Class H, Class J, Class K,
Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class FNB-1,
Class FNB-2, Class FNB-3, Class FNB-4, Class FNB-5, Class FNB-6, Class R-L,
Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage
Loans. The purchase and sale of the Mortgage Loans shall take place on January
31, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage
Loan is the Due Date for such Mortgage Loan in January 2006. As of the close of business on their respective Cut-off Dates, the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $559,036,663 subject to a variance of plus or minus
5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the
Mortgage Loan Seller of the purchase price referred to in Section 1 hereof
(exclusive of any applicable holdback for transaction expenses), the Mortgage
Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the
Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage
Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the
Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan
Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off
Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

     (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such

                                        2

term is defined in the Pooling and Servicing Agreement) to the Trustee, and
otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d)
of the Pooling and Servicing Agreement, provided that whenever the term Mortgage
File is used to refer to documents actually received by the Purchaser or the
Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

     (c) The Mortgage Loan Seller's records will reflect the transfer of the
Mortgage Loans to the Purchaser as a sale.

     SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or
Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

     SECTION 4. Representations, Warranties and Covenants of the Mortgage Loan
Seller.

     (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the
Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, subject to the exceptions set forth on
Schedule B-1 to Exhibit B hereto.

     (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged
     Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan
     Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage
     Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized

                                        3

     the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
     Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan
     Seller has received service of process or, to the best of the Mortgage Loan
     Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this
     Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any
     Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any
     Certificate, any interest in any Certificate or any similar security or (E)
     taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state

                                        4

     securities law relating to or in connection with the issuance of the
     Certificates or require registration or qualification pursuant to the
     Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan
     Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other
     Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans and the Mortgaged
     Properties related to such Mortgage Loans, the information set forth in
     Updated Annex A (as defined in Section 9), as of its date and as of the
     Time of Sale (as defined in Section 9), and the information set forth between pages A-17 and A-20 inclusive of Annex A to the Prospectus
     Supplement (as defined in Section 9), as of its date and as of the Closing
     Date, (together, the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Issuer
     Free Writing Prospectus (as defined in Section 9) (the "FWP Diskette"), as of its date and as of the Time of Sale, or the diskette attached to the
     Prospectus Supplement and the accompanying prospectus (the "Pro Supp
     Diskette" and together with the FWP Diskette, the Diskettes"), as of its date and as of the Closing Date, is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the
     DDR/Macquarie Mervyn's Portfolio Whole Loan, the Design Center of the
     Americas Whole Loan and the First National Bank Center Loan) and the
     Mortgaged Properties related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the
     Loan Detail, the information set forth in the Issuer Free Writing
     Prospectus, as of its date and as of the Time of Sale, the Prospectus
     Supplement, as of its date and as of the Closing Date, and the Memorandum
     (as defined in Section 9), as of its date and as of the Closing Date, under the headings "Summary of Series 2006-C1 Transaction--The Mortgage Pool,"
     "--Geographic Concentrations of the Mortgaged Properties," "--Property
     Types," "--Prepayment or Call Protection Provided by the Mortgage Loans,"
     "--Payment Terms of the Mortgage Loans," "Risk Factors," "Other Originators
     and Sellers," and "Description of the Mortgage Pool" and/or set forth on
     Updated Annex A or Annex B to the Issuer Free Writing Prospectus, as of its
     date and as of the Time of Sale, or Annex A and/or Annex B to the
     Prospectus Supplement, as of its date and as of the Closing Date, as applicable, and (to the extent it contains information consistent with that on such Updated Annex A in the case of the Issuer Free Writing Prospectus, or Annex A in the case of the Prospectus Supplement) set forth on the FWP
     Diskette, as of its date and as of the Time of Sale, or the Pro Supp
     Diskette, as of its date and as of the Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the
     Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the
     DDR/Macquarie Mervyn's Portfolio Whole Loan and/or the Mortgaged Property
     related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Issuer Free Writing Prospectus, as of its date and as of the

                                       5

     Time of Sale, the Prospectus Supplement, as of its date and as of the
     Closing Date, and the Memorandum, as of its date and as of the Closing
     Date, under the headings "Summary of Series 2006-C1 Transaction--The
     Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties,"
     "--Property Types," "--Prepayment or Call Protection Provided by the
     Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors,"
     "Other Originators and Sellers," "Description of the Mortgage Pool," the
     first sentence of the second paragraph and the third paragraph in
     "Servicing of the Mortgage Loans," "--Servicing of the DDR/Macquarie
     Mervyn's Portfolio Whole Loan; Servicing of the Design Center of the
     Americas Whole Loan," the third sentence of the third paragraph, the fourth and fifth sentences of the fifth paragraph, and the seventh sentence of the sixth paragraph in "--Servicing and Other Compensation and Payment of
     Expenses," the third and fourth paragraph in "--Sale of Defaulted Mortgage
     Loans," the third paragraph in "The Pooling and Servicing
     Agreement--Certain Matters Regarding The Master Servicer, The Special
     Servicer And The Depositor" and/or the fifteenth paragraph in "Description of the Certificates-- P&I Servicing Advances" and/or set forth on Updated
     Annex A or Annex B to the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or Annex A or Annex B to the Prospectus
     Supplement, as of its date and as of the Closing Date, as applicable, (but only such portions that solely relate to the intercreditor agreement related to the DDR/Macquarie Mervyn's Portfolio Whole Loan), and (to the
     extent it contains information consistent with that on such Updated Annex A in the case of the Issuer Free Writing Prospectus, or Annex A in the case of the Prospectus Supplement) set forth on the FWP Diskette, as of its date and as of the Time of Sale, or the Pro Supp Diskette, as of its date and as of the Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the Design Center of the
     Americas Whole Loan and/or the Mortgaged Property related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Issuer Free Writing Prospectus, as of its date and as of the
     Time of Sale, the Prospectus Supplement, as of its date and as of the
     Closing Date, and the Memorandum, as of its date and as of the Closing
     Date, under the headings "Summary of Series 2006-C1 Transaction--The
     Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties,"
     "--Property Types," "--Prepayment or Call Protection Provided by the
     Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors,"
     "Other Originators and Sellers," "Description of the Mortgage Pool," the
     first sentence of the second paragraph and the third paragraph of
     "Servicing of the Mortgage Loans," "--Servicing of the DDR/Macquarie
     Mervyn's Portfolio Whole Loan; Servicing of the Design Center of the
     Americas Whole Loan," the third sentence of the third paragraph, the fourth and fifth sentences of the fifth paragraph, and the seventh sentence of the sixth paragraph in "--Servicing and Other Compensation and Payment of
     Expenses," the third and fourth paragraph in "Servicing of the Mortgage
     Loans--Sale of Defaulted Mortgage Loans," the third paragraph in "The
     Pooling and Servicing Agreement--Certain Matters Regarding The Master
     Servicer, The Special Servicer And The Depositor" and/or the seventeenth paragraph in "Description of the Certificates--

                                       6

     P&I Servicing Advances" and/or set forth on Updated Annex A or Annex B to the Issuer Free Writing Prospectus, as of its date and as of the Time of
     Sale, or Annex A and/or Annex B to the Prospectus Supplement, as of its
     date and as of the Closing Date, as applicable, (but only such portions that solely relate to the intercreditor agreement related to the Design
     Center of the Americas Whole Loan) and (to the extent it contains information consistent with that on such Updated Annex A or Annex A, as applicable) set forth on the FWP Diskette, as of its date and as of the
     Time of Sale, or the Pro Supp Diskette, as of its date and as of the
     Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the First National Bank Center Loan and/or the Mortgaged Property related thereto and/or the Mortgage Loan
     Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Issuer
     Free Writing Prospectus, as of its date and as of the Time of Sale, the
     Prospectus Supplement, as of its date and as of the Closing Date, and the
     Memorandum, as of its date and as of the Closing Date, under the headings
     "Summary of Series 2006-C1 Transaction--The Mortgage Pool," "--Geographic
     Concentrations of the Mortgaged Properties," "--Property Types,"
     "--Prepayment or Call Protection Provided by the Mortgage Loans,"
     "--Payment Terms of the Mortgage Loans," "Risk Factors," "Other Originators
     and Sellers," "Description of the Mortgage Pool," the introductory parenthetical in the first paragraph in "Servicing of the Mortgage
     Loans--Specially Serviced Mortgage Loans," the eighth paragraph in "--The
     Majority Certificateholder of the Controlling Class," the eighth and ninth paragraphs in "--Termination of the Special Servicer For Specially Serviced
     Mortgage Loans and REO Properties," the fifth paragraph in
     "--Modifications, Waivers, Amendments and Consents," the fifth paragraph in
     "--Sale of Defaulted Mortgage Loans," the first and seventh paragraphs in
     "The Pooling and Servicing Agreement--Realization Upon Defaulted Mortgage
     Loans," "--Due-on-Sale and Due-on-Encumbrance Provisions," "Description of
     the Certificates--Distributions--Allocation of Payments on the First
     National Bank Center Loan; Payments on the Class FNB Certificates,"
     "--Distributions--Distributable Certificate Interest" and/or the last paragraph in "--Distributions--Distributions of Prepayment Premiums or
     Yield Maintenance Charges" and/or set forth on Updated Annex A and/or Annex
     B to the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or Annex A and/or Annex B to the Prospectus Supplement, as of its
     date and as of the Closing Date, as applicable, (but only such portions that solely relate to the intercreditor agreement related to the First
     National Bank Center Loan) and (to the extent it contains information consistent with that on such Updated Annex A in the case of the Issuer Free
     Writing Prospectus, or Annex A in the case of the Prospectus Supplement)
     set forth on the FWP Diskette, as of its date and as of the Time of Sale, or the Pro Supp Diskette, as of its date and as of the Closing Date, as applicable, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                        7

          (x) The information set forth in the Prospectus Supplement under the heading "Other Originators and Sellers--German American Capital Corporation
     (GACC)" satisfies the requirements of Items 1110, 1117 and 1119 of
     Regulation AB under the Securities Act.

          (xi) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the
     Mortgage Loan Seller with this Agreement, or the consummation by the
     Mortgage Loan Seller of any transaction contemplated hereby, other than (1)
     the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan
     Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the
     Mortgage Loan Seller under this Agreement.

          (xii) No subservicing agreements have been entered into with a
     Sub-Servicer of the Mortgage Loans by or at the request of the Mortgage
     Loan Seller (a "Seller Sub-Servicing Agreement").

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b)
above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     (d) The Mortgage Loan Seller hereby covenants and agrees that, upon the request of the Purchaser, it will use commercially reasonable efforts to cause each Sub-Servicer under a Seller Sub-Servicing Agreement, if any, to provide all certifications and attestations set forth in Article XII of the Pooling and
Servicing Agreement, as and when required of such Sub-Servicer.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the
     Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in

                                        8

     the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the
     Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this
     Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the
     Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2)
     where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

                                        9

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. Repurchases.

     The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material
Breach or Material Document Defect. This Section 6 and Sections 2.02 and 2.03 of
the Pooling and Servicing Agreement provide the sole remedy available to the
Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Material Breach of any representation or warranty set forth in or required to be made pursuant to Section 4(a) or any Material Document Defect in a Mortgage File.

     SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New
York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the
     Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing
     Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this
     Agreement; and

                                       10

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents.

     The Closing Documents shall consist of the following:

          (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

          (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage
     Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

          (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

          (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

          (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

          (f) Negative assurance letters, from counsel to the Mortgage Loan
     Seller, in a form reasonably acceptable to counsel for the Purchaser, regarding the Issuer Free Writing Prospectus and the Prospectus;

          (g) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each
     Underwriter as an addressee; and

          (h) Such further certificates, opinions and documents as the Purchaser may reasonably request.

                                       11

     SECTION 9. Indemnification.

     (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the
Purchaser, its officers and directors and each person, if any, who controls the
Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act" each, an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the FWP Diskette, as of its date and as of the Time of Sale, the Prospectus Supplement, as of its date and as of the Closing Date, the
Memorandum, as of its date and as of the Closing Date, the Pro Supp Diskette, as of its date and as of the Closing Date, any Asset Summary (as defined hereinafter) or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Asset Summary, when read in conjunction with the Issuer Free Writing
Prospectus, the Memorandum and the other information specified in the Memorandum as being available for review by investors and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the FWP Diskette or the Pro Supp
Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans (other than the
DDR/Macquarie Mervyn's Portfolio Whole Loan, the Design Center of the Americas
Whole Loan and the First National Bank Center Loan) or the Mortgaged Properties
related thereto contained in the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the Prospectus Supplement, as of its date and as of the Closing Date, or the Memorandum, as of its date and as of the Closing Date, under the headings "Summary of Series 2006-C1 Transaction--The Mortgage Pool,"
"--Geographic Concentrations of the Mortgaged Properties," "--Property Types,"
"--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment
Terms of the Mortgage Loans," "Risk Factors," "Other Originators and Sellers"
and/or "Description of the Mortgage Pool" or contained on Updated Annex A and/or
Annex B to the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or Annex A and/or Annex B to the Prospectus Supplement, as of its date and as of the Closing Date, as applicable (exclusive of the Loan Detail) and such information does not represent a restatement or aggregation of information contained in the Loan Detail (provided that with respect to information set forth in Annex B specifically attributed to any appraisal for the related
Mortgaged Property, only if such information is misstated in Annex B); or (iii)
any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to the information regarding the DDR/Macquarie Mervyn's
Portfolio Whole Loan or the Mortgaged Property related thereto contained in the
Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the
Prospectus Supplement, as of its date and as of the Closing Date, or the
Memorandum, as of its date and as of the Closing Date, under the headings
"Summary of

                                       12

Series 2006-C1 Transaction--The Mortgage Pool," "--Geographic Concentrations of
the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection
Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk
Factors," "Other Originators and Sellers," "Description of the Mortgage Pool,"
the first sentence of the second paragraph and the third paragraph in "Servicing of the Mortgage Loans," "--Servicing of the DDR/Macquarie Mervyn's Portfolio
Whole Loan; Servicing of the Design Center of the Americas Whole Loan," the
third sentence of the third paragraph, the fourth and fifth sentences of the fifth paragraph, and the seventh sentence of the sixth paragraph in "--Servicing and Other Compensation and Payment of Expenses," the third and fourth paragraph in "--Sale of Defaulted Mortgage Loans," the third paragraph in "The Pooling and
Servicing Agreement--Certain Matters Regarding The Master Servicer, The Special
Servicer And The Depositor" and/or the fifteenth paragraph in "Description of the Certificates--P&I Servicing Advances" and/or set forth on Updated Annex A and/or Annex B to the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or Annex A and/or Annex B to the Prospectus Supplement, as of
its date and as of the Closing Date, as applicable (exclusive of the Loan
Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail (provided, that with respect to information set forth in Annex B specifically attributed to any appraisal for the related Mortgaged Property, only if such information is misstated in Annex
B); or (iv) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to the information regarding the Design Center of the Americas Whole Loan or the Mortgaged Property related thereto contained in the Issuer Free Writing Prospectus, as of its date and as of the Time of
Sale, the Prospectus Supplement, as of its date and as of the Closing Date, or the Memorandum, as of its date and as of the Closing Date, under the headings
"Summary of Series 2006-C1 Transaction--The Mortgage Pool," "--Geographic
Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment
or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the
Mortgage Loans," "Risk Factors," "Other Originators and Sellers," "Description
of the Mortgage Pool," the first sentence of the second paragraph and the third paragraph of "Servicing of the Mortgage Loans," "--Servicing of the
DDR/Macquarie Mervyn's Portfolio Whole Loan; Servicing of the Design Center of
the Americas Whole Loan," the third sentence of the third paragraph, the fourth and fifth sentences of the fifth paragraph, and the seventh sentence of the sixth paragraph in "--Servicing and Other Compensation and Payment of Expenses,"
the third and fourth paragraph in "Servicing of the Mortgage Loans--Sale of
Defaulted Mortgage Loans," the third paragraph in "The Pooling and Servicing
Agreement--Certain Matters Regarding The Master Servicer, The Special Servicer
And The Depositor" and/or the seventeenth paragraph in "Description of the
Certificates--P&I Servicing Advances" and/or set forth on Updated Annex A and/or
Annex B to the Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, or Annex A and/or Annex B to the Prospectus Supplement, as of its date and as of the Closing Date, as applicable (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail (provided, that with respect to information set forth in Annex B specifically attributed to any appraisal for the related
Mortgaged Property, only if such information is misstated in Annex B); or (v)
any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to the information regarding the First National Bank
Center Whole Loan or the Mortgaged Property related thereto contained in the
Issuer Free Writing Prospectus, as of its date and as of the Time of Sale, the
Prospectus Supplement, as of its date and as of the Closing Date, and the
Memorandum, as of its date and as

                                       13

of the Closing Date, under the headings "Summary of Series 2006-C1
Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged
Properties," "--Property Types," "--Prepayment or Call Protection Provided by
the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors,"
"Other Originators and Sellers," "Description of the Mortgage Pool," the
introductory parenthetical in the introductory parenthetical in the first paragraph in "Servicing of the Mortgage Loans--Specially Serviced Mortgage
Loans," the eighth paragraph in "--The Majority Certificateholder of the
Controlling Class," the eighth and ninth paragraphs in "--Termination of the
Special Servicer For Specially Serviced Mortgage Loans and REO Properties," the
fifth paragraph in "--Modifications, Waivers, Amendments and Consents," the
fifth paragraph in "--Sale of Defaulted Mortgage Loans," the first and seventh paragraphs in "The Pooling and Servicing Agreement--Realization Upon Defaulted
Mortgage Loans," "--Due-on-Sale and Due-on-Encumbrance Provisions," "Description
of the Certificates--Distributions--Allocation of Payments on the First National
Bank Center Loan; Payments on the Class FNB Certificates,"
"--Distributions--Distributable Certificate Interest" and/or the last paragraph in "--Distributions--Distributions of Prepayment Premiums or Yield Maintenance
Charges" and/or set forth on Updated Annex A and/or Annex B to the Issuer Free
Writing Prospectus, as of its date and as of the Time of Sale, or Annex A and/or
Annex B to the Prospectus Supplement, as of its date and as of the Closing Date, as applicable (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan
Detail (provided, that with respect to information set forth in Annex B specifically attributed to any appraisal for the related Mortgaged Property, only if such information is misstated in Annex B); (vi) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; or (vii) any untrue statement or alleged untrue statement arises out of or is with respect to any Asset Summary and such untrue statement or alleged untrue statement does not relate to information from a Third Party Report, except to the extent that any such information provided in reliance upon a Third Party Report is misstated in such
Asset Summary; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail.
This indemnity agreement will be in addition to any liability which the Mortgage
Loan Seller may otherwise have.

     The Mortgage Loan Seller hereby further agrees to indemnify and hold harmless each Indemnified Party against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any actual or alleged failure of the information set forth in the Issuer
Free Writing Prospectus or the Prospectus Supplement under the heading "Other
Originators and Sellers--German American Capital Corporation (GACC)" to satisfy the requirements of Items 1110, 1117 and 1119 of Regulation AB under the
Securities Act. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

                                       14

     "Registration Statement" shall mean the registration statement No.
333-123974 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base
Prospectus" shall mean the prospectus dated April 26, 2005; the "Issuer Free
Writing Prospectus" shall mean the free writing prospectus dated January 20,
2006, entitled "Free Writing Prospectus to Accompany Prospectus dated April 26,
2005," as filed with the Commission on January 24, 2006, relating to the
Registered Certificates, as supplemented and superseded in part by Updated Annex
A; the "Prospectus Supplement" shall mean the prospectus supplement dated
January 25, 2006, relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated January 25, 2006, relating to the
Non-Registered Certificates; "Term Sheet FWP" shall mean the free writing prospectus entitled "Structural and Collateral Term Sheet" attached as Annex C to the Issuer Free Writing Prospectus. The mortgage loan information and information related thereto contained on the diskette attached to the Term Sheet
FWP is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to the
Term Sheet FWP shall include any Term Sheet Diskette provided therewith. As used herein "Asset Summary" shall mean any summary of features of such Mortgage Loan and the related Mortgaged Property prepared by or on behalf of the Mortgage Loan
Seller that were delivered to any investor of the Private Certificates; "Third
Party Report" shall mean appraisals, market studies, environmental, accounting, engineering and other reports, studies or surveys concerning any of the Mortgage
Loans or related Mortgaged Properties; "Updated Annex A" shall mean the free writing prospectus entitled "CMBS: GMAC 2006-C1 Updated Annex A" as filed with the Commission on January 26, 2006. "Time of Sale" shall mean the time when the first Contract of Sale was first made in accordance with Rule 133 under the
Securities Act, which was 9:35 a.m. (New York City time) on the date hereof.

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof;
but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the

                                       15

indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the
Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i)
or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the indemnifying party. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party and (iii) acceptance of and payment for any of the Certificates.

                                       16

     SECTION 10. Costs.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

     SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the
Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer
Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager,
facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC
Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the
Purchaser; and if to the Mortgage Loan Seller, addressed to German American
Capital Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie
Kaye, facsimile no. (212) 797-4489, with a copy to Kevin Blauch, Latham &
Watkins, 885 Third Avenue, New York, New York 10022, facsimile no. (212)
751-4864 or to such other address or facsimile number as the Mortgage Loan
Seller may designate in writing to the Purchaser.

     SECTION 12. Third Party Beneficiaries.

     Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this
Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage
Loan Seller to the same extent as if it was a party hereto.

     SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Mortgage Loan Seller to the Purchaser or its designee.

     SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

                                       17

     SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF
THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND
DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES
EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. Further Assurances.

     The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. Successors and Assigns.

     The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan
Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage
Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage
Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the
Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and
their permitted successors and assigns and the indemnified parties referred to in Section 9.

     SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

                                       18

     IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                            GERMAN AMERICAN CAPITAL
                                            CORPORATION

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            GMAC COMMERCIAL MORTGAGE
                                            SECURITIES, INC.

                                            By:
                                                --------------------------------
                                            Name: David Lazarus
                                            Title: Vice President

                                       S-1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                            See attached spreadsheet.

                                       A-1

CONTROL   LOAN                LOAN SELLER/
 NUMBER  GROUP  LOAN NUMBER  ORIGINATOR (1)                    PROPERTY NAME
-------------------------------------------------------------------------------------------------

   1       1      GA24023    GACC            DDR/Macquarie Mervyn's Portfolio
 1.01            GA24023-2   GACC            Mervyn's at Burbank Shopping Center
 1.02            GA24023-19  GACC            Mervyn's at Westfield Solano Mall
 1.03            GA24023-16  GACC            Mervyn's at West Covina Shopping Center
 1.04            GA24023-22  GACC            Mervyn's at Santa Rosa Plaza
 1.05            GA24023-1   GACC            Mervyn's at Anaheim Hills Festival Center
 1.06            GA24023-23  GACC            Mervyn's at Slatten Ranch Shopping Center
 1.07            GA24023-5   GACC            Mervyn's at Westfield Shoppingtown Parkway
 1.08            GA24023-18  GACC            Mervyn's at The County East Shopping Center
 1.09            GA24023-6   GACC            Mervyn's at Foothill Ranch Towne Centre
 1.10            GA24023-20  GACC            Mervyn's at Folsom Square
 1.11            GA24023-27  GACC            Mervyn's at Superstition Springs Regional Mall
 1.12            GA24023-13  GACC            Mervyn's at Southland Plaza Shopping Center
 1.13            GA24023-3   GACC            Mervyn's at Chino Towne Square Shopping Center
 1.14            GA24023-33  GACC            Mervyn's at Grand Canyon Parkway Shopping Center
 1.15            GA24023-11  GACC            Mervyn's at Antelope Valley Mall
 1.16            GA24023-29  GACC            Mervyn's at Ahwatukee Foothills Power Center
 1.17            GA24023-8   GACC            Mervyn's at Garden Grove Center
 1.18            GA24023-7   GACC            Mervyn's at Fullerton (Unnamed Center)
 1.19            GA24023-34  GACC            Mervyn's at Loma Vista Shopping Center
 1.20            GA24023-14  GACC            Mervyn's at Town Center West Shopping Center
 1.21            GA24023-4   GACC            Mervyn's at Sierra Vista Mall
 1.22            GA24023-24  GACC            Mervyn's at Sonora Crossroads Shopping Center
 1.23            GA24023-28  GACC            Mervyn's at Deer Valley Center
 1.24            GA24023-32  GACC            Mervyn's at Nellis Crossing Shopping Center
 1.25            GA24023-26  GACC            Mervyn's Plaza
 1.26            GA24023-21  GACC            Mervyn's at Redding (Freestanding Unnamed)
 1.27            GA24023-35  GACC            Mervyn's at Sierra Center
 1.28            GA24023-15  GACC            Mervyn's at Arbor Faire Shopping Center
 1.29            GA24023-31  GACC            Mervyn's at Eagle Station
 1.30            GA24023-12  GACC            Mervyn's at Porterville Market Place Shopping Center
 1.31            GA24023-30  GACC            Mervyn's at Santa Cruz Plaza
 1.32            GA24023-36  GACC            Mervyn's at Ingram Park Plaza
 1.33            GA24023-9   GACC            Mervyn's at Albertson's Shopping Center
 1.34            GA24023-25  GACC            Mervyn's at Ukiah (Freestanding Unnamed)
 1.35            GA24023-10  GACC            Mervyn's at Madera (Unnamed Center)
   4       1      GA23024    GACC            Design Center of the Americas

CONTROL
 NUMBER                 ADDRESS                CITY
--------------------------------------------------------

   1     Various                          Various
 1.01    245 East Magnolia Boulevard      Burbank
 1.02    1451 Gateway Boulevard           Fairfield
 1.03    2753 Eastland Center Drive       West Covina
 1.04    600 Santa Rosa Plaza             Santa Rosa
 1.05    8100 East Santa Ana Canyon Road  Anaheim
 1.06    5849 Lone Tree Way               Antioch
 1.07    565 Fletcher Parkway             El Cajon
 1.08    2602 Somersville Road            Antioch
 1.09    26732 Portola Parkway            Foothill Ranch
 1.10    1010 East Bidwell Street         Folsom
 1.11    6505 East Southern Avenue        Mesa
 1.12    575 Saturn Boulevard             San Diego
 1.13    5517 Philadelphia Street         Chino
 1.14    4265 South Grand Canyon Drive    Las Vegas
 1.15    1305 Rancho Vista Boulevard      Palmdale
 1.16    4710 East Ray Road               Phoenix
 1.17    13092 Harbor Boulevard           Garden Grove
 1.18    200 East Imperial Highway        Fullerton
 1.19    4700 Meadows Lane                Las Vegas
 1.20    201 Town Center West             Santa Maria
 1.21    1000 Shaw Avenue                 Clovis
 1.22    1151 Sanguinetti Road            Sonora
 1.23    4255 West Thunderbird Road       Phoenix
 1.24    1300 South Nellis Boulevard      Las Vegas
 1.25    2994 North Alma School Road      Chandler
 1.26    1755 Hilltop Drive               Redding
 1.27    6895 Sierra Center Parkway       Reno
 1.28    1675 Hillman Street              Tulare
 1.29    3871 South Carson Street         Carson City
 1.30    1275 West Henderson Avenue       Porterville
 1.31    3660 South 16th Avenue           Tucson
 1.32    6157 Northwest Loop 410          San Antonio
 1.33    1600 North H Street              Lompoc
 1.34    437 North Orchard Avenue         Ukiah
 1.35    1467 Country Club Drive          Madera
   4     1855 Griffin Road                Dania Beach

CONTROL                                         NUMBER OF                               CROSS                           ORIGINAL
 NUMBER    STATE     ZIP CODE      COUNTY      PROPERTIES      PROPERTY TYPE       COLLATERALIZED (2)  RELATED GROUPS  BALANCE ($)
----------------------------------------------------------------------------------------------------------------------------------

   1     Various     Various   Various             35      Anchored Retail                                             106,275,000
 1.01    California   91502    Los Angeles                 Anchored Retail
 1.02    California   94533    Solano                      Anchored Retail
 1.03    California   91791    Los Angeles                 Anchored Retail
 1.04    California   95401    Sonoma                      Anchored Retail
 1.05    California   92808    Orange                      Anchored Retail
 1.06    California   94531    Contra Costa                Anchored Retail
 1.07    California   92020    San Diego                   Anchored Retail
 1.08    California   94509    Contra Costa                Anchored Retail
 1.09    California   92610    Orange                      Anchored Retail
 1.10    California   95630    Sacramento                  Anchored Retail
 1.11    Arizona      85206    Maricopa                    Anchored Retail
 1.12    California   92154    San Diego                   Anchored Retail
 1.13    California   91710    San Bernardino              Anchored Retail
 1.14    Nevada       89147    Clark                       Anchored Retail
 1.15    California   93551    Los Angeles                 Anchored Retail
 1.16    Arizona      85044    Maricopa                    Anchored Retail
 1.17    California   92843    Orange                      Anchored Retail
 1.18    California   92835    Orange                      Anchored Retail
 1.19    Nevada       89107    Clark                       Anchored Retail
 1.20    California   93458    Santa Barbara               Anchored Retail
 1.21    California   93612    Fresno                      Anchored Retail
 1.22    California   95370    Tuolumne                    Anchored Retail
 1.23    Arizona      85053    Maricopa                    Anchored Retail
 1.24    Nevada       89104    Clark                       Anchored Retail
 1.25    Arizona      85224    Maricopa                    Anchored Retail
 1.26    California   96002    Shasta                      Anchored Retail
 1.27    Nevada       89511    Washoe                      Anchored Retail
 1.28    California   93274    Tulare                      Anchored Retail
 1.29    Nevada       89701    Carson City                 Anchored Retail
 1.30    California   93257    Tulare                      Anchored Retail
 1.31    Arizona      85713    Pima                        Anchored Retail
 1.32    Texas        78238    Bexar                       Anchored Retail
 1.33    California   93436    Santa Barbara               Anchored Retail
 1.34    California   95482    Mendocino                   Anchored Retail
 1.35    California   93638    Madera                      Anchored Retail
   4     Florida      33004    Broward              1      Special Purpose Retail                                       92,500,000

CONTROL   LOAN                LOAN SELLER/
 NUMBER  GROUP  LOAN NUMBER  ORIGINATOR (1)            PROPERTY NAME
----------------------------------------------------------------------------------

                   ROLLUP    GACC            Beyman Multifamily Portfolio
   6       1      DBM24292   GACC            Empirian on Central
   7       1      DBM24295   GACC            Southwind
   8       1      GA23871    GACC            First National Bank Center
  10       1      DBM24634   GACC            Executive Centre Portfolio
 10.01           DBM24634-2  GACC            Executive Centre II
 10.02           DBM24634-1  GACC            Executive Centre I
 10.03           DBM24634-3  GACC            Executive Centre III
  22       2      DBM23689   GACC            Mission Greensboro Apartments
 22.01           DBM23689-1  GACC            Mission Oakridge Apartments
 22.02           DBM23689-2  GACC            Mission Friendly Ridge Apartments
  24       1      DBM24328   GACC            Westin Poinsett Hotel
  32       1      DBM23354   GACC            Mission Heritage Park Apartments
  45       2      DBM24479   GACC            Chez Ronnee and The Bungalows
  46       1      DBM24260   GACC            Security Public Storage - Southgate
  48       1      DBM24475   GACC            Kopf Portfolio
 48.01           DBM24475-3  GACC            Landings Shops and Offices
 48.02           DBM24475-1  GACC            Progressive Properties
 48.03           DBM24475-2  GACC            Kopf Offices
  49       2      DBM24353   GACC            Country Creek Apartments
  53       1      DBM24635   GACC            Westwood Properties
 53.01           DBM24635-1  GACC            1061-1071 Broxton Avenue
 53.02           DBM24635-2  GACC            1071 Glendon Avenue
 53.03           DBM24635-3  GACC            10924 Weyburn Avenue
  55       2      DBM24509   GACC            Hampton Cove Apartments
  62       1      DBM24331   GACC            9650 Santa Monica Boulevard
  63       1      DBM24474   GACC            Habitat Soozee
  66       1      DBM24374   GACC            Brentwood Village
  67       2      DBM24354   GACC            Wood Run Village Apartments
  70       1      DBM24471   GACC            Providence
  73       1      DBM24284   GACC            Golden Triangle Storage
  74       2      DBM24352   GACC            Willowpark Apartments
  77       1      DBM24473   GACC            Roma, Pisa, Corsica
  82       2      DBM24355   GACC            Winchester Run Apartments
  90       1      DBM24480   GACC            Tropicana
  95       1      DBM24472   GACC            Chateau Sera
  97       2      DBM24477   GACC            Baywood Apartments
  100      1      DBM23614   GACC            Kailua Trade Center
  104      2      DBM24288   GACC            Hampton Gardens Apartments
  107      1      DBM24478   GACC            Ellendale West
  108      1      DBM24351   GACC            American Storage VIII

CONTROL
 NUMBER                                      ADDRESS                                         CITY
-----------------------------------------------------------------------------------------------------

         Various                                                                        Various
   6     4140 North Central Avenue                                                      Phoenix
   7     7991 Capilano Drive                                                            Memphis
   8     401 West A Street                                                              San Diego
  10     Various                                                                        Springdale
 10.01   55 Merchant Street                                                             Springdale
 10.02   111 Merchant Street                                                            Springdale
 10.03   25 Merchant Street                                                             Springdale
  22     Various                                                                        Greensboro
 22.01   5856 Old Oak Ridge Road                                                        Greensboro
 22.02   1-A Saint Croix Place                                                          Greensboro
  24     120 South Main Street                                                          Greenville
  32     4350 Jimmy Carter Boulevard                                                    Norcross
  45     3030-3040 1/4 Shrine Place                                                     Los Angeles
  46     5601 Southern Avenue                                                           South Gate
  48     Various                                                                        Avon Lake
 48.01   445 Avon Belden Road and 32730 Walker Road                                     Avon Lake
 48.02   450 Avon Belden Road                                                           Avon Lake
 48.03   412 & 420 Avon Belden Road                                                     Avon Lake
  49     10300 South Western                                                            Oklahoma City
  53     Various                                                                        Los Angeles
 53.01   1061-1071 Broxton Avenue                                                       Los Angeles
 53.02   1071 Glendon Avenue                                                            Los Angeles
 53.03   10924 Weyburn Avenue                                                           Los Angeles
  55     3526 Langrehr Road                                                             Baltimore
  62     9650 Santa Monica Boulevard                                                    Beverly Hills
  63     701-711 32nd Street                                                            Los Angeles
  66     11702, 11734 and 11735 Barrington Court & 134 and 141 South Barrington Avenue  Los Angeles
  67     11501 Lochwood Drive                                                           Yukon
  70     2640, 2646 & 2658 Menlo Avenue                                                 Los Angeles
  73     20800 Golden Triangle Road                                                     Santa Clarita
  74     6701 Northwest Maple                                                           Lawton
  77     3025, 3039 Shrine Place & 715 West 32nd Street                                 Los Angeles
  82     201 SE 89th Street                                                             Oklahoma City
  90     1256 West 29th Street                                                          Los Angeles
  95     2343 Scarff Street                                                             Los Angeles
  97     57 Baywood Lane                                                                Yarmouth
  100    75-5706 Hanama Place                                                           Kailua Kona
  104    13451 Philmont Avenue                                                          Philadelphia
  107    2633 Ellendale Avenue                                                          Los Angeles
  108    2427 Texas Parkway                                                             Missouri City

CONTROL                                           NUMBER OF                           CROSS                          ORIGINAL
 NUMBER       STATE      ZIP CODE      COUNTY    PROPERTIES   PROPERTY TYPE     COLLATERALIZED (2)  RELATED GROUPS  BALANCE ($)
-------------------------------------------------------------------------------------------------------------------------------

         Various         Various   Various            2      Multifamily               Group 1                       67,625,000
   6     Arizona          85012    Maricopa           1      Multifamily               Group 1          Yes - B      39,500,000
   7     Tennessee        38125    Shelby             1      Multifamily               Group 1          Yes - B      28,125,000
   8     California       92101    San Diego          1      Office                                                  65,000,000
  10     Ohio             45246    Hamilton           3      Office                                                  51,479,500
 10.01   Ohio             45246    Hamilton                  Office
 10.02   Ohio             45246    Hamilton                  Office
 10.03   Ohio             45246    Hamilton                  Office
  22     North Carolina   27410    Guilford           2      Multifamily                                Yes - D      22,000,000
 22.01   North Carolina   27410    Guilford                  Multifamily
 22.02   North Carolina   27410    Guilford                  Multifamily
  24     South Carolina   29601    Greenville         1      Hospitality                                             20,000,000
  32     Georgia          30093    Gwinnett           1      Multifamily                                Yes - D      14,200,000
  45     California       90007    Los Angeles        1      Multifamily                                Yes - E       9,885,365
  46     California       90280    Los Angeles        1      Self Storage                                             9,200,000
  48     Ohio             44012    Lorain             3      Mixed Use                                                8,880,000
 48.01   Ohio             44012    Lorain                    Mixed Use
 48.02   Ohio             44012    Lorain                    Office
 48.03   Ohio             44012    Lorain                    Office
  49     Oklahoma         73139    Cleveland          1      Multifamily               Group 2          Yes - G       8,060,000
  53     California       90024    Los Angeles        3      Unanchored Retail                          Yes - I       7,550,000
 53.01   California       90024    Los Angeles               Unanchored Retail
 53.02   California       90024    Los Angeles               Unanchored Retail
 53.03   California       90024    Los Angeles               Unanchored Retail
  55     Maryland         21244    Baltimore          1      Multifamily                                              7,200,000
  62     California       90210    Los Angeles        1      Unanchored Retail                                        6,100,000
  63     California       90007    Los Angeles        1      Multifamily                                Yes - E       6,049,495
  66     California       90049    Los Angeles        1      Unanchored Retail                          Yes - I       5,700,000
  67     Oklahoma         73099    Canadian           1      Multifamily               Group 2          Yes - G       5,600,000
  70     California       90007    Los Angeles        1      Multifamily                                Yes - E       5,536,425
  73     California       91530    Los Angeles        1      Self Storage                                             5,200,000
  74     Oklahoma         73505    Comanche           1      Multifamily               Group 2          Yes - G       5,040,000
  77     California       90007    Los Angeles        1      Multifamily                                Yes - E       4,625,151
  82     Oklahoma         73149    Oklahoma           1      Multifamily               Group 2          Yes - G       4,535,000
  90     California       90007    Los Angeles        1      Multifamily                                Yes - E       3,806,391
  95     California       90007    Los Angeles        1      Multifamily                                Yes - E       3,548,337
  97     Maine            04096    Cumberland         1      Multifamily                                              3,440,000
  100    Hawaii           96740    Hawaii             1      Office                                                   3,150,000
  104    Pennsylvania     19116    Philadelphia       1      Multifamily                                              2,600,000
  107    California       90007    Los Angeles        1      Multifamily                                Yes - E       2,185,170
  108    Texas            77489    Fort Bend          1      Self Storage                                             2,100,000

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

                                       B-1

                            SCHEDULE B-1 TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                       GERMAN AMERICAN CAPITAL CORPORATION

                                      B-2

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

     Certificate of Officer of German American Capital Corporation (the
"Mortgage Loan Seller")

     I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

     The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which Certificate of
Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

-----------------------   -------------------------   --------------------------
Name                      Office                      Signature

     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of January 25, 2006
(the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial
Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage
Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                                      C-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

     I, _____________________________, _______________________________, hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of the Mortgage Loan
Seller and that the signature appearing above is his or her genuine signature.

                                      C-1-2

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
January 31, 2006.

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                      C-1-3

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of German American Capital Corporation

     In connection with the execution and delivery by German American Capital
Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of January 25, 2006 (the "Purchase Agreement"), between GMAC Commercial
Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller
hereby certifies that (i) the representations and warranties of the Mortgage
Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

     Certified this 31st day of January, 2006.

                                            GERMAN AMERICAN CAPITAL CORPORATION

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:

                                      C-2-1